UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
           Date of Report (Date of Earliest Event) September 12, 2003
                               EXUS GLOBAL, INC.
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                      Formerly Known as Exus Networks, Inc
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             (Exact Name of Registrant as Specified in its Chapter)

    Nevada                    0-18049                91-1317131
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(State or Other            (Commission             (I.R.S. Employer
Jurisdiction of             File Number)            Identification No.)
  Incorporation)

                 150 East 58th Street, New York, New York 10155
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               (Address of Principal Executive Offices) (Zip Code)
                                  212-514-6600
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
On September 2, 2003 the Board of Directors approved a one-for-seven (1:7) reverse stock split. The record date was set as of September 4, 2003. Stockholders of record do not need to take any action to participate in the reverse stock split. In conjunction with the reverse stock split, the number of authorized shares of common stock was decreased from 301,000,000 to 43,000,000. As a result of the reverse stock split, and the previous name change of the company to Exus Global, Inc., the new trading symbol for the company is "EXGLV". As of September 9, 2003, the company also changed its transfer agent to Manhattan Transfer Registrar Co.

ITEM 7. Financial Statements and Exhibits

(c) Exhibit.

99.1 September 11, 2003 Press Release

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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                EXUS GLOBAL, INC.


Date: September 16, 2003                 By: /s/Isaac H. Sutton
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                                        Isaac H. Sutton, President and Director